UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 31, 2006
                        (Date of Earliest Event Reported)


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Florida                        000-49810              65-1129207
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                +27(11) 873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 31, 2006, Centurion Gold Holdings, Inc. (the "Company") entered into an agreement (the "2006 Agreement") with Escopeta Oil Co., LLC ("Escopeta") and Taylor Minerals, LLC ("Taylor") whereby the Company agreed to purchase from Escopeta and Taylor certain oil and gas interests located in the Kenai Peninsula, Alaska (the "Kitchen Prospects"). The parties also agreed to cancel an earlier agreement executed by Escopeta and Centurion, dated October 17, 2005, as amended November 15, 2005. Pursuant to the 2006 Agreement, the Company has made the following payments to Escopeta: (i) $125,000 for the right to enter into the transaction; (ii) $350,000 for expenses associated with permitting three of the Kitchen Prospect wells; (iii) $375,000 for expenses related to the State of Alaska rental payments and additional permitting; (iv) $500,000 on behalf of Songa Drilling Company as a down payment on the Songa Tellus jack-up rig; and (v) $252,000 for general IPO costs related to the Kitchen Prospects leases. The Company also paid (i) $431,000 to Coscol Investment & Development Co. as a down payment on a heavy lift vessel and (ii) $75,000 to Gaffney, Kline for an engineering report on the East Kitchen Prospect.

      The 2006 Agreement further provides that the Company will pay an additional $12,875,000 to Escopeta and Taylor to purchase the assets upon completion of the IPO. The 2006 Agreement further provides for payments of $5,000,000 to be made by the Company to Escopeta conditioned upon the discovery of economically viable oil and gas wells in the Cook Inlet Basin.

      The Company had no prior affiliation with Escopeta or Taylor.


                           FORWARD -LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(a) None.
(b) None.
(c) None.

(d) Exhibits:

Exhibit Number     Description
--------------     -----------

99.1               Exploration Agreement dated March 31, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTURION GOLD HOLDINGS, INC.



                                        /s/ Andrew Dale Paul
                                        ------------------------------------
                                        Andrew Dale Paul
                                        Chairman and Chief Executive Officer

April 17, 2006